UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

.	Preliminary Information Statement
.	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

X .	Definitive Information Statement

RAMBO MEDICAL GROUP, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

X .	No fee required.
.	Fee computed on table below per Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

.	Fee paid previously with preliminary materials.

.

Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

RAMBO MEDICAL GROUP, INC.

800 E. Colorado Boulevard, Suite 888

Pasadena, CA 91101

(Address of principal executive offices)

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS

Dear Stockholders:

We are writing to advise you that we intend to amend our Articles of Incorporation to change the name of our company.

This action was approved on July 17, 2015 by our Board of Directors.  In addition, on July 17, 2015, our officers and directors and other stockholders who hold a majority of our issued and outstanding voting securities approved this action, with an effective date as soon as possible but not less than 20 days from the date this Information Statement is first mailed to our stockholders. Our majority stockholders approved this action by written consent in lieu of a special meeting in accordance with the relevant section of the Nevada Revised Statutes.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you.  The accompanying Information Statement is furnished only to inform stockholders of the action taken by written consent described above before they take effect in accordance with Rule 14c-2, promulgated under the Securities Exchange Act of 1934, as amended.  The Information Statement is first being mailed to you on or about July 17, 2015.

The Information Statement is for information purposes only and explains the action taken by written consent.  Please read the accompanying Information Statement carefully.

August 5, 2015	Very truly yours,

/s/ Dianwen Ju
Dianwen Ju
Chief Executive Officer

RAMBO MEDICAL GROUP, INC.

800 E. Colorado Boulevard, Suite 888

Pasadena, CA 91101

(Address of principal executive offices)

INFORMATION STATEMENT REGARDING ACTION TO BE TAKEN BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS IN LIEU OF A SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being sent by first class mail to all record and beneficial owners of the common stock, $0.00001 par value per share, of Rambo Medical Group, Inc., a Nevada corporation, which we refer to herein as “Company,” “we,” “our,” or “us.”  The mailing date of this Information Statement is on or about August 5, 2015.  The Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify our stockholders of an action we are taking pursuant to the written consent of a majority of our stockholders in lieu of a meeting of stockholders.

On July 17, 2015, the record date for determining the identity of stockholders who are entitled to receive this Information Statement, we had 992,192 shares of common stock issued and outstanding.  The common stock constitutes the sole outstanding class of voting securities.  Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On or around July 17, 2015, our Board of Directors approved:

•

An amendment to the Articles of Incorporation to change the name of the Company to “HK eBus Corporation” (the “Name Change”); and

•

The ratification of the appointment of Dave Banerjee CPA, An Accountancy Corporation, as independent auditor of the Company’s financial statements for the fiscal year ended December 31, 2015.

On July 17, 2015 stockholders who beneficially own, in the aggregate, 500,000 shares, or approximately 50.4% of our issued and outstanding common stock, consented in writing to the above action in accordance with the Nevada Revised Statutes.

The elimination of the need for a meeting of stockholders to approve this action is made possible by Section 78.320 of the Nevada Revised Statutes, which provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power.  In order to eliminate the costs involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities.

The entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

The action approved by our stockholders is as follows:

Amendment to Articles of Incorporation Regarding Name Change

On the Effective Date, the Amendment will change our corporate name to HK eBus Corporation.  The Company has elected to change its name to reflect the new business direction of the Company and the Company’s plans for the future.

FORWARD-LOOKING INFORMATION

This Information Statement and other reports that we file with the SEC contain certain forward-looking statements relating to future events performance.  In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue” or similar terms, variations of such terms or the negative of such terms.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including those risks discussed elsewhere herein.  Although forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment, actual results could differ materially from those anticipated in such statements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

OUTSTANDING VOTING SECURITIES

AND CONSENTING STOCKHOLDERS

As of the date of the consent by the majority stockholders on July 17, 2015, we had issued and outstanding 992,192 shares of common stock and had not issued any preferred stock.  Each share of common stock is entitled to one vote on matters submitted for stockholder approval.

On July 17, 2015, the holders of 500,000 shares (or approximately 50.4%) of common stock then outstanding executed and delivered to the Board of Directors written consents approving the Name Change.  Because the Name Change was approved by stockholders holding a majority of our outstanding shares, no proxies are being solicited with this Information Statement.

The consenting stockholders are set forth below:

Name	Number of Shares	Percent
Xiao Chen	50,000	5.039
Chimerica Captial, LLC	350,000	35.275
Dianwen Ju	50,000	5.039
Jimmy Wang	50,000	5.039

Total	500,000	50.4

SECURITIES OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of August 4, 2015, with respect to the beneficial ownership of our common stock by the following persons:

•  each stockholder believed to be the beneficial owner of more than 5% of our common stock;

•  each of our directors and executive officers; and

•  all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC.  A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from August 4, 2015 upon exercise of options, warrants, or convertible securities.  Each beneficial owner’s percentage ownership is determined by assuming that options, warrants, and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised.

Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name.

The percentage of class beneficially owned set forth below is based on 992,192 shares of common stock outstanding on August 4, 2015.

Name and Address	Number of Shares of Common Stock Beneficially Owned	Percent of Class
Directors and Executive Officers: Dianwen Ju President and Chief Executive Officer, Sole Director 288 Shuang Yang Beu Road Apt. 14-201 Shanghai 200 433 China	50,000	5.04
Jimmy Wang Treasurer 319 California Street Unit G Arcadia, CA 91006	400,000: 50,000 direct and 350,000 indirect (has power to vote and dispose of the shares owned by Chimerica Capital, LLC)	40.31
Xiao Chen Chief Financial Officer 177 Tianshang Road Apt. 32-402 Shanghai, 200 336 China	50,000	5.04
Guofeng Xu Secretary 800 East Colorado Blvd. Suite 888 Pasadena, CA 91101	-	-
All Directors and Officers as a Group (4)	500,000	50.39
5% Stockholders: Baden Energy Group, LTD. Rue Du Rhone 14 Geneva, 1214 Switzerland	65,256	6.577
Chimerica Capital, LLC 800 E. Colorado Blvd. Suite 888 Pasadena, CA 91101	350,000	35.275

DISSENTERS’ RIGHTS

There is no provision in the Nevada Revised Statutes or in our Articles of Incorporation or By-laws providing our stockholders with dissenters' rights of appraisal to demand payment in cash for their shares of common stock in connection with the implementation of any of the actions described in this Information Statement.

DELIVERY OF DOCUMENTS TO

SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement will be delivered to multiple stockholders sharing an address, unless contrary instructions are received from one or more of such stockholders.  Upon receipt of a written request at the address noted above, the Company will deliver a single copy of this Information Statement and future stockholders communication documents to any stockholders sharing an address to which multiple copies are now delivered.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly, and current reports and other information with the SEC that contain additional information about the Company.  You can inspect and copy these materials at the public reference facilities of the SEC’s office located at 100 F Street, NE, Washington, D.C. 20549 and on its web site at http://www.sec.gov.  You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section.  Those persons in the United States may also call 1-202-551-8090 for further information.

Appendix A

AMENDMENT TO THE

ARTICLES OF INCORPORATION

OF

RAMBO MEDICAL GROUP, INC.

(Under Sections 78.320 and 78.315 of the Nevada Revised Statutes)

The undersigned, being the Directors of Rambo Medical Group, Inc., a Nevada corporation (the “Corporation”), hereby certify that the following resolutions were duly adopted by the Board of Directors of the Corporation as required by Section 78.320 of the Nevada Revised Statutes, and hereby further certifies that the following resolutions were duly adopted by the stockholders holding no less than a majority of the outstanding shares of the Corporation as required by Section 78.315 of the Nevada Revised Statutes:

WHEREAS, as provided in the Corporation’s Articles of Incorporation, the name of this Corporation is Rambo Medical Group, Inc.

Name Change

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors and holders of a majority of the outstanding shares of voting stock of the Corporation be and hereby amend the Corporation’s Articles of Incorporation to change the name of the Corporation from Rambo Medical Group, Inc. to HK eBus Corporation, and be it

FURTHER RESOLVED, that Article I of the Corporation’s Article of Incorporation – NAME – be and the same hereby is replaced, in its entirety, by the following:

ARTICLE I

NAME

The name of this Corporation is HK eBus Corporation.

Effective Date

These Articles of Amendment shall become effective on August __, 2015.

IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer of the Corporation, has executed these Articles of Amendment as of _____________.

By:
Dianwen Ju
Chief Executive Officer

Appendix B

UNANIMOUS WRITTEN CONSENT OF

THE SOLE MEMBER OF THE

BOARD OF DIRECTORS

OF

RAMBO MEDICAL GROUP, INC.

The undersigned, being the sole member of the board of directors (the “Board”) of Rambo Medical Group, Inc., a Nevada corporation (the “Company”), hereby consents, pursuant to the laws of the state of Nevada, to the adoption of the following resolutions taking or authorizing the actions specified therein without a meeting:

CORPORATE NAME CHANGE

WHEREAS, the Board has determined that it is in the best interest of the Company to change its corporate name to HK eBus Corporation (the “Name Change”) to reflect the new business direction of the Company; and

WHEREAS, the Board has reviewed the Certificate of Amendment to the Articles of Incorporation to effectuate the Name Change, a copy of which is attached hereto as Exhibit A.

NOW THEREFORE BE IT RESOLVED, the Board hereby approves the Name Change and the Certificate of Amendment to the Articles of Incorporation authorizing the Name Change;

FURTHER RESOLVED, that the Company submit to the holders of its voting stock for approval, the Certificate of Amendment authorizing the Name Change.

ENABLING RESOLUTIONS

RESOLVED, that the officers of the Company are, and each acting alone hereby is, authorized to do and perform any and all such acts, including execution of any and all documents and certificates, as such officers shall deem necessary or advisable, to carry out the purposes and intent of the foregoing resolutions; and

RESOLVED FURTHER, that any actions taken by such officers prior to the date of the foregoing resolutions adopted hereby that are within the authority conferred thereby are ratified, confirmed and approved as the acts and deeds of the Company.

This UNANIMOUS WRITTEN CONSENT shall be effective as of the date first set forth above, may be signed in counterparts and shall be filed with the minutes of proceedings of the Board, and the actions taken hereby shall have the same force and effect as at a meeting duly called and held.

DIRECTOR:

_______________________________

Dianwen Ju, Director

Appendix C

WRITTEN CONSENT

OF THE HOLDERS OF A MAJORITY OF THE

VOTING STOCK

OF

RAMBO MEDICAL GROUP, INC.

The undersigned, constituting the holders of a majority of the shares of Common Stock (collectively, the “Stockholders”) of Rambo Medical Group, Inc., a Nevada corporation (the “Company”), do hereby adopt by this written consent, the following resolutions with the same force and effect as if they had been adopted at a duly convened meeting:

CORPORATE NAME CHANGE

WHEREAS, the Board of Directors (the “Board”) of the Company, having considered changing the name of the Company to HK eBus Corporation. (the “Name Change”) and deems such Name Change advisable and in the best interest of the Company and its Stockholders.

NOW THEREFORE BE IT RESOLVED, that the Articles of Incorporation of the Company be and hereby are amended to authorize and enact the name change of the Company to HK eBus Corporation; and

FURTHER RESOLVED, that the Certificate of Amendment to the Articles of Incorporation substantially in the form attached hereto as Exhibit A authorizing the Name Change be and hereby is in all respects approved.

ENABLING RESOLUTIONS

RESOLVED, that the Board of the Company is authorized to do and perform any and all such acts, including execution of any and all documents and certificates, as such Board shall deem necessary or advisable, to carry out the purposes and intent of the foregoing resolutions; and

RESOLVED FURTHER, that any actions taken by the Board prior to the date of the foregoing resolutions adopted hereby that are within the authority conferred thereby are ratified, confirmed and approved as the acts and deeds of the Company.

[SIGNATURE PAGE FOLLOWS]

This UNANIMOUS WRITTEN CONSENT shall be effective as of the date first set forth above, may be signed in counterparts and shall be filed with the minutes of proceedings of the Board, and the actions taken hereby shall have the same force and effect as at a meeting duly called and held.

STOCKHOLDERS:

_______________________________

Xiao Chen

_______________________________

Chimerica Capital, LLC

_______________________________

Dianwen Ju

_______________________________

Jimmy Wang

EXHIBIT A

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Rambo Medical Group, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE 1
NAME

The name of this Corporation is HK eBus Corporation

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 50.4%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X ______________________________

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

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